EXHIBIT 10.1

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                               SECURITY AGREEMENT


                                     among


                         VANGUARD HEALTH SYSTEMS, INC.

                            CERTAIN SUBSIDIARIES OF
                         VANGUARD HEALTH SYSTEMS, INC.


                                      and


                             BANK OF AMERICA, N.A.,
                              as COLLATERAL AGENT


                        --------------------------------

                           Dated as of July 30, 2001
                        --------------------------------









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                               TABLE OF CONTENTS
                               -----------------


                                                                           Page
                                                                           ----

ARTICLE I  SECURITY INTERESTS.................................................2

         1.1.  Grant of Security Interests....................................2
         1.2.  Power of Attorney..............................................3

ARTICLE II  GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS.................3

         2.1.  Necessary Filings..............................................3
         2.2.  No Liens.......................................................3
         2.3.  Other Financing Statements.....................................3
         2.4.  Chief Executive Office, Record Locations.......................4
         2.5.  Location of Inventory and Equipment............................4
         2.6.  Legal Names; Organizational Identification Number; Trade Names;
               Change of Name; etc............................................4
         2.7.  Jurisdiction and Type of Organization..........................5
         2.8.  Collateral in the Possession of a Bailee.......................5
         2.9.  Recourse.......................................................5

ARTICLE III  SPECIAL PROVISIONS CONCERNING RECEIVABLES; CONTRACT RIGHTS;
               INSTRUMENTS; CHATTEL PAPER AND
               CERTAIN OTHER COLLATERAL.......................................6

         3.1.  Additional Representations and Warranties......................6
         3.2.  Maintenance of Records.........................................6
         3.3.  Direction to Account Debtors; Contracting Parties; etc.........6
         3.4.  Modification of Terms; etc.....................................7
         3.5.  Collection.....................................................7
         3.6.  Instruments....................................................7
         3.7.  Assignors Remain Liable Under Receivables......................8
         3.8.  Assignors Remain Liable Under Contracts........................8
         3.9.  Deposit Accounts...............................................8
         3.10. Letter-of-Credit Rights........................................9
         3.11. Commercial Tort Claims.........................................9

ARTICLE IV  SPECIAL PROVISIONS CONCERNING TRADEMARKS..........................9

         4.1.  Additional Representations and Warranties......................9
         4.2.  Licenses and Assignments......................................10
         4.3.  Infringements.................................................10
         4.4.  Preservation of Marks.........................................10
         4.5.  Maintenance of Registration...................................10
         4.6.  Future Registered Marks.......................................10

                                      (i)

         4.7.  Remedies......................................................11

ARTICLE V  SPECIAL PROVISIONS CONCERNING
               PATENTS, COPYRIGHTS AND TRADE SECRETS.........................11

         5.1.  Additional Representations and Warranties.....................11
         5.2.  Licenses and Assignments......................................11
         5.3.  Infringements.................................................12
         5.4.  Maintenance of Patents or Copyright...........................12
         5.5.  Prosecution of Patent Applications............................12
         5.6.  Other Patents and Copyrights..................................12
         5.7.  Remedies......................................................12

ARTICLE VI  PROVISIONS CONCERNING ALL COLLATERAL.............................13

         6.1.  Protection of Collateral Agent's Security.....................13
         6.2.  Warehouse Receipts Non-negotiable.............................13
         6.3.  Further Actions...............................................13
         6.4.  Financing Statements..........................................13

ARTICLE VII  REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT.................14

         7.1.  Remedies; Obtaining the Collateral Upon Default...............14
         7.2.  Remedies; Disposition of the Collateral.......................15
         7.3.  Waiver of Claims..............................................16
         7.4.  Application of Proceeds.......................................17
         7.5.  Remedies Cumulative...........................................19
         7.6.  Discontinuance of Proceedings.................................19

ARTICLE VIII  INDEMNITY......................................................19

         8.1.  Indemnity.....................................................19
         8.2.  Indemnity Obligations Secured by Collateral; Survival.........20

ARTICLE IX  DEFINITIONS......................................................21


ARTICLE X  MISCELLANEOUS.....................................................26

         10.1.  Notices......................................................26
         10.2.  Waiver; Amendment............................................27
         10.3.  Obligations Absolute.........................................28
         10.4.  Successors and Assigns.......................................28
         10.5.  Headings Descriptive.........................................28
         10.6.  Governing Law................................................28
         10.7.  Assignor's Duties............................................28
         10.8.  Termination; Release.........................................28
         10.9.  Counterparts.................................................29
         10.10.  Severability................................................29
         10.11.  The Collateral Agent and the other Secured Creditors........30

                                     (ii)
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         10.12.  Benefit of Agreement........................................30
         10.13.  Additional Assignors........................................30


ANNEX A Schedule of Chief Executive Offices and Other Record Locations ANNEX B Schedule of Inventory and Equipment Locations
ANNEX C Schedule of Legal Names, Organizational Identification Numbers and Trade and Fictitious Names
ANNEX D  Schedule of Jurisdictions and Types of Organizations
ANNEX E  Schedule of Marks
ANNEX F  Schedule of Patents
ANNEX G  Schedule of Copyrights
ANNEX H Form of Grant of Security Interest in United States Trademarks ANNEX I Form of Grant of Security Interest in United States Patents
ANNEX J  Form of Grant of Security Interest in United States Copyrights






                                     (iii)

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                               SECURITY AGREEMENT
                               ------------------


          SECURITY AGREEMENT, dated as of July 30, 2001, made by each of the undersigned assignors (each an "Assignor" and, together with any other entity that becomes an assignor hereunder pursuant to Section 10.13 hereof, the "Assignors") in favor of Bank of America, N.A., as Collateral Agent (together with any successor Collateral Agent, the "Collateral Agent"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.


                              W I T N E S S E T H:
                              --------------------


          WHEREAS, Vanguard Health Systems, Inc. (the "Borrower"), the lenders from time to time party thereto (the "Lenders"), Banc of America Securities LLC and Morgan Stanley Senior Funding, Inc., as Joint Lead Arrangers and Book
Managers, Bank of America, N.A., as Administrative Agent (together with any successor Administrative Agent, the "Administrative Agent"), and Morgan Stanley Senior Funding, Inc., as Syndication Agent have entered into a Credit Agreement, dated as of July 30, 2001 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower as contemplated therein (the Lenders, each Issuing Lender, the Administrative Agent and the Collateral Agent are herein called the "Lenders Creditors");

          WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Other Creditors" and, together with the Lender Creditors, the "Secured Creditors");

          WHEREAS, pursuant to the Subsidiaries Guaranty, each Subsidiary Guarantor has jointly and severally guaranteed to the Secured Creditors the payment when due of all Guaranteed Obligations as described therein;

          WHEREAS, it is a condition precedent to the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower under the Credit Agreement that each Assignor shall have executed and delivered to the Collateral Agent this Agreement; and

          WHEREAS, each Assignor will obtain benefits from the incurrence of Loans by, and the issuance of Letters of Credit for the account of, the Borrower under the Credit Agreement and the entering into by the Borrower of Interest Rate Protection Agreements and Other Hedging Agreements and, accordingly, each Assignor desires to enter into this Agreement in order to satisfy the condition described in the preceding paragraph;

          NOW, THEREFORE, in consideration of the benefits accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:


                                   ARTICLE I

                               SECURITY INTERESTS

          1.1. Grant of Security Interests. (a) As security for the prompt and complete payment and performance when due of all of its Obligations, each Assignor does hereby assign and transfer unto the Collateral Agent, and does hereby pledge and grant to the Collateral Agent for the benefit of the Secured Creditors, a continuing security interest in all of the right, title and interest of such Assignor in, to and under all personal and fixture property of such Assignor of every kind and nature, whether now existing or hereafter from time to time acquired, including, without limitation, in, to and under all of the following, whether now existing or hereafter from time to time acquired:
(i) each and every Receivable, (ii) all Contracts, together with all Contract Rights arising thereunder, (iii) all Inventory, (iv) all Equipment, (v) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of such Assignor symbolized by the Marks, (vi) all Patents and Copyrights, (vii) all computer programs of such Assignor and all intellectual property rights therein and all other proprietary information of such Assignor, including, but not limited to, Trade Secret Rights, (viii) all software and all software licensing rights, all writings, plans, specifications and schematics, all engineering drawings, customer lists, goodwill and licenses, and all other recorded data of any kind or nature, regardless of the medium of recording, (ix) all other Goods, General Intangibles, Investment Property, Permits, Chattel Paper (whether tangible or electronic), Documents and Instruments, (x) all Letter of Credit Rights (whether or not the respective letter of credit is evidenced by a writing), (xi) all commercial tort claims,
(xii) all cash, (xiii) the Cash Collateral Account and all monies, securities, instruments and other investments deposited or required to be deposited in the Cash Collateral Account, (xiv) all other bank, demand, deposit, time savings, cash management, passbook, certificates of deposit and similar accounts maintained by such Assignor and all monies, securities, instruments and other investments deposited or required to be deposited in any of the foregoing accounts, (xv) all Supporting Obligations, and (xvi) all Proceeds and products of any and all of the foregoing (all of the above, collectively, the "Collateral").

          (b) The security interest of the Collateral Agent under this Agreement extends to all Collateral which any Assignor may acquire at any time during the term of this Agreement.

          (c) Notwithstanding anything to the contrary in this Agreement, in the event that any Assignor acquires an item of Collateral at any time following the date hereof, such Assignor may elect (which election shall be made by delivering written notice thereof to the Collateral Agent) that such Collateral shall not be required to be pledged pursuant to this Agreement as otherwise required above in this Section 1.1 so long as the book value or fair market value (as determined in good faith by the Borrower), whichever is greater, thereof is less

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than  $1,000,000  (although in no event shall the aggregate  book value or fair market value (as determined in good faith by the Borrower), whichever is greater, of all assets excluded from the security interests granted hereunder provided in this clause (c), exceed $5,000,000).

          1.2. Power of Attorney. Each Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Assignor or otherwise) to act, require, demand, receive, compound and give acquaintance for any and all moneys and claims for moneys due or to become due to such Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be necessary or advisable to protect the interests of the Secured Creditors, which appointment as attorney is coupled with an interest.


                                   ARTICLE II

               GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:


          2.1. Necessary Filings. All filings, registrations, recordings and other actions necessary or appropriate to create, preserve and perfect the security interest granted by such Assignor to the Collateral Agent hereby in respect of the Collateral have been accomplished and the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral creates a valid and, together with all such filings, registrations, recordings and other actions, a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens (other than Permitted Liens) and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests, in each case to the extent that the Collateral consists of the type of property in which a security interest may be perfected by possession or control (within the meaning of the UCC as in effect on the date hereof in the State of New York), by filing a financing statement under the Uniform Commercial Code as enacted in any relevant jurisdiction or by a filing of a Grant of Security Interest in the respective form attached hereto in the United States Patent and Trademark Office or in the United States Copyright Office.

          2.2. No Liens. Such Assignor is, and as to Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens), and such Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent.

          2.3. Other Financing Statements. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than financing statements filed in respect of Permitted Liens), and so long as the Termination Date has not occurred, such Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Assignor or in connection with Permitted Liens.

          2.4. Chief Executive Office, Record Locations. The chief executive office of such Assignor is located at the address indicated on Annex A hereto for such Assignor. Such Assignor will not move its chief executive office except to such new location as such Assignor may establish in accordance with the last sentence of this Section 2.4. The originals of all documents evidencing all Receivables and Contract Rights of such Assignor and the only original books of account and records of such Assignor relating thereto are, and will continue to be, kept at such chief executive office, at one or more of the other locations set forth on Annex A hereto or at such new locations as such Assignor may establish in accordance with the last sentence of this
Section 2.4. All Receivables and Contract Rights of such Assignor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office locations described above or such new location established in accordance with the last sentence of this Section 2.4. No Assignor shall establish new locations for such offices until (i) it shall have given to the Collateral Agent not less than 15 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, and (ii) with respect to such new location, it shall have taken all action reasonably satisfactory to the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

          2.5. Location of Inventory and Equipment. All Inventory and Equipment held on the date hereof by each Assignor is located at one of the locations shown on Annex B hereto for such Assignor. To the extent that any Assignor desires to establish a new location for Inventory and Equipment that is located in Alabama, Connecticut, Florida or Mississippi, such Assignor only may do so if (i) it shall have given to the Collateral Agent not less than 15 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, and (ii) with respect to such new location, it shall have taken all action reasonably satisfactory to the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect; provided, however, (x) from and after October 1, 2001, the provisions of this sentence shall not be applicable if such new location is located in Connecticut and (y) from and after January 1, 2002, the provisions of this sentence shall not be applicable if such new location is located in Alabama, Florida or Mississippi.

          2.6. Legal Names; Organizational Identification Number; Trade Names; Change of Name; etc. The legal name of each Assignor, and the organizational identification number (if any) of each Assignor, is listed on Annex C hereto for such Assignor. No Assignor has or operates in any jurisdiction under, or in the preceding five years has had or has operated in any jurisdiction under, any trade names, fictitious names or other names except its legal name and such other trade or fictitious names as are listed on Annex C hereto for such Assignor. No Assignor shall change its legal name, organizational identification number (if any) or assume or operate in any jurisdiction under any trade, fictitious or other name except its legal name, organizational identification number and those trade names in each case listed on Annex C hereto for such Assignor and those that may be established in accordance with the immediately succeeding sentence of this Section 2.6. No Assignor shall change its legal name or organizational identification number or assume or operate in any jurisdiction under any new trade, fictitious or other name until
(i) it shall have given to the Collateral Agent not less than 15 days' prior written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Collateral Agent may reasonably request, and (ii) with respect to such new name, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that any Assignor does not have an organizational identification number on the date hereof and later obtains one, such Assignor shall promptly thereafter notify the Collateral Agent of such organizational identification number and shall take all actions reasonably satisfactory to the Collateral Agent to the extent necessary to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect.

          2.7. Jurisdiction and Type of Organization. The jurisdiction of organization of each Assignor, and the type of organization of each Assignor, is listed on Annex D hereto for such Assignor. No Assignor shall change its jurisdiction of organization or its type of organization until (i) it shall have given to the Collateral Agent not less than 15 days' prior written notice of intention so to do, clearly describing such new jurisdiction of organization and/or type of organization and providing such other information in connection therewith as the Collateral Agent may reasonably request and (ii) with respect to such new jurisdiction of organization and/or type of organization, it shall have taken all actions reasonably requested by the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

          2.8. Collateral in the Possession of a Bailee. If any Inventory or other Goods are at any time in the possession of a bailee, the respective Assignor shall promptly notify the Collateral Agent thereof and, if requested by the Collateral Agent, shall use its reasonable best efforts to promptly obtain an acknowledgment from such bailee, in form and substance reasonably satisfactory to the Collateral Agent, that the bailee holds such Collateral for the benefit of the Collateral Agent and shall act upon the instructions of the Collateral Agent, without the further consent of the respective Assignor. The Collateral Agent agrees with the Assignors that the Collateral Agent shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the respective Assignor with respect to any such bailee.

          2.9. Recourse. This Agreement is made with full recourse to each Assignor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Assignor contained herein, in the other Credit Documents, in the Interest Rate Protection

Agreements or Other Hedging Agreements and otherwise in writing in connection herewith or therewith.


                                  ARTICLE III

          SPECIAL PROVISIONS CONCERNING RECEIVABLES; CONTRACT RIGHTS;
            INSTRUMENTS; CHATTEL PAPER AND CERTAIN OTHER COLLATERAL

          3.1. Additional Representations and Warranties. As of the time when each of its Receivables arises, each Assignor shall be deemed to have represented and warranted that each such Receivable, and all records, papers and documents relating thereto (if any) are genuine and what they purport to be, and that all papers and documents (if any) relating thereto (i) will, to the knowledge of such Assignor, represent the genuine, legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both,
(ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes), (iii) will, to the knowledge of such Assignor, evidence true and valid obligations, enforceable in accordance with their respective terms, and (iv) will be in compliance and will conform in all material respects with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

          3.2. Maintenance of Records. Each Assignor will keep and maintain at its own cost and expense accurate records of its Receivables and Contracts, including, but not limited to, originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and such Assignor will make the same available on such Assignor's premises to the Collateral Agent for inspection, at such Assignor's own cost and expense, at any and all reasonable times upon prior notice to such Assignor and otherwise in accordance with the Credit Agreement. Upon the occurrence and during the continuance of an Event of Default and at the request of the Collateral Agent, such Assignor shall, at its own cost and expense, deliver all tangible evidence of its Receivables and Contract Rights (including, without limitation, all documents evidencing the Receivables and all Contracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor). Upon the occurrence and during the continuance of an Event of Default and if the Collateral Agent so directs, such Assignor shall legend, in form and manner satisfactory to the Collateral Agent, the Receivables and the Contracts, as well as books, records and documents (if any) of such Assignor evidencing or pertaining to such Receivables and Contracts with an appropriate reference to the fact that such Receivables and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

          3.3. Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence and during the continuance of an Event of Default, if the Collateral Agent so directs any Assignor, such Assignor agrees (x) to cause all payments on account of the Receivables and Contracts to be made directly to the Cash Collateral Account, (y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Receivables and/or under any Contracts to make payments with respect thereto as provided in the preceding clause (x), and (z) that the Collateral Agent may enforce collection of any such Receivables and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Assignor. Without notice to or assent by any Assignor, the Collateral Agent may, upon the occurrence and during the continuance of an Event of Default, apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account toward the payment of the Obligations in the manner provided in Section 7.4 of this Agreement. The reasonable costs and expenses of collection (including reasonable attorneys' fees), whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor. The Collateral Agent shall deliver a copy of each notice referred to in the preceding clause (y) to the relevant Assignor, provided that (x) the failure by the Collateral Agent to so notify such Assignor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this Section 3.3 and (y) no such notice shall be required if an Event of Default of the type described in Section 10.05 of the Credit Agreement has occurred and is continuing.

          3.4. Modification of Terms; etc. Except in accordance with such Assignor's ordinary course of business and consistent with reasonable business judgment, no Assignor shall rescind or cancel any indebtedness evidenced by any Receivable or under any Contract, or modify any material term thereof or make any material adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or Contract, or interest therein, without the prior written consent of the Collateral Agent. No Assignor will do anything to impair the rights of the Collateral Agent in the Receivables or Contracts.

          3.5. Collection. Each Assignor shall endeavor in accordance with reasonable business practices to cause to be collected from the account debtor named in each of its Receivables or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable or under such Contract. Except as otherwise directed by the Collateral Agent after the occurrence and during the continuation of an Event of Default, any Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Receivables and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with reasonable business judgment and
(ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which such Assignor finds appropriate in accordance with reasonable business judgment. The reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) of collection, whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor.

          3.6. Instruments. If any Assignor owns or acquires any Instrument in excess of $1,000,000 constituting Collateral (other than checks and other payment instruments received and collected in the ordinary course of business), such Assignor will within 10 Business Days notify the Collateral Agent thereof, and upon request by the Collateral Agent will promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent as further security hereunder.

          3.7. Assignors Remain Liable Under Receivables. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Receivables to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to such Receivables. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Receivable pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by them or as to the sufficiency of any performance by any party under any Receivable (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

          3.8. Assignors Remain Liable Under Contracts. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Contracts to observe and perform all of the conditions and obligations to be observed and performed by them thereunder, all in accordance with and pursuant to the terms and provisions of each Contract. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such contract pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

          3.9. Deposit Accounts. For each deposit or similar account that any Assignor at any time opens or maintains, such Assignor shall, at the Collateral Agent's request at any time when an Event of Default then exists and is continuing, pursuant to a control agreement in form and substance reasonably satisfactory to the Collateral Agent, use its reasonable best efforts to (a) cause the depositary bank to agree to comply at any time with instructions from the Collateral Agent to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of the respective Assignor, or (b) arrange for the Collateral Agent to become the customer of the depositary bank with respect to the deposit account, with the respective Assignor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw funds from such deposit account.

          3.10. Letter-of-Credit Rights. If any Assignor is at any time a beneficiary under a letter of credit with a stated amount of $1,000,000 or more, such Assignor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, such Assignor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, use its reasonable best efforts to (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under such letter of credit or
(ii) arrange for the Collateral Agent to become the transferee beneficiary of such letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be applied as provided in this Agreement after the occurrence and during the continuance of an Event of Default.

          3.11. Commercial Tort Claims. If any Assignor shall at any time hold or acquire a commercial tort claim with a value of $1,000,000 or more, such Assignor shall promptly notify the Collateral Agent thereof in a writing signed by such Assignor and describing the brief details thereof and shall grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

          3.12. Further Actions. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps, including any and all actions as may be necessary or required under the Federal Assignment of Claims Act, relating to its Receivables, Contracts, Instruments and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require.


                                   ARTICLE IV

                    SPECIAL PROVISIONS CONCERNING TRADEMARKS

          4.1. Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful owner of or otherwise has the right to use the registered Marks listed in Annex E hereto for such Assignor and that said listed Marks include all United States marks and applications for United States marks registered in the United States Patent and Trademark Office that such Assignor owns or uses in connection with its business as of the date hereof. Except as set forth in Schedule VII of the Credit Agreement, each Assignor represents and warrants that it owns, is licensed to use or otherwise has the right to use, all Marks that it uses. Each Assignor further warrants that it has no knowledge of any third party claim received by it that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any trademark, service mark or trade name of any other Person other than as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Assignor represents and warrants that it is the true and lawful owner of or otherwise has the right to use all U.S. trademark registrations and applications listed in Annex E hereto and that said registrations are valid, subsisting, have not been canceled and that such Assignor is not aware of any third-party claim that any of said registrations is invalid or unenforceable, and is not aware that there is any reason that any of said registrations is invalid or unenforceable. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office in order to effect an absolute assignment of all right, title and interest in each Mark, and record the same.

          4.2. Licenses and Assignments. Except as otherwise permitted by the Secured Debt Agreements, each Assignor hereby agrees not to divest itself of any right under any Mark absent prior written approval of the Collateral Agent.

          4.3. Infringements. Each Assignor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who such Assignor believes is infringing or diluting or otherwise violating any of such Assignor's rights in and to any Mark in any manner that could reasonably be expected to have a Material Adverse Effect, or with respect to any party claiming that such Assignor's use of any Mark material to such Assignor's business violates in any material respect any property right of that party. Each Assignor further agrees to prosecute in accordance with reasonable business practices any Person infringing any Mark in any manner that could reasonably be expected to have a Material Adverse Effect.

          4.4. Preservation of Marks. Each Assignor agrees to use its Marks which are material to such Assignor's business in interstate commerce during the time in which this Agreement is in effect and to take all such other actions as are reasonably necessary to preserve such Marks as trademarks or service marks under the laws of the United States (other than any such Marks which are no longer used or useful in its business or operations).

          4.5. Maintenance of Registration. Each Assignor shall, at its own expense, diligently process all documents reasonably required to maintain trademark registrations, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its material registered Marks, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Collateral Agent (other than with respect to registrations and applications deemed by such Assignor to be no longer prudent to pursue).

          4.6. Future Registered Marks. If any Mark registration is issued hereafter to any Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office, within 30 days of receipt of such certificate, such Assignor shall deliver to the Collateral Agent a copy of such certificate, and an assignment for security in such Mark, to the Collateral Agent and at the expense of such Assignor, confirming the assignment for security in such Mark to the Collateral Agent hereunder, the form of such security to be substantially in the form of Annex H hereto or in such other form as may be reasonably satisfactory to the Collateral Agent.

          4.7. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of such Assignor in and to each of the Marks, together with all trademark rights and rights of protection to the same, vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Creditors, and the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 4.1 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (ii) take and use or sell the Marks and the goodwill of such Assignor's business symbolized by the Marks and the right to carry on the business and use the assets of such Assignor in connection with which the Marks have been used; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and such Assignor shall execute such further documents that the Collateral Agent may reasonably request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark application in the United States Patent and Trademark Office to the Collateral Agent.


                                   ARTICLE V

                         SPECIAL PROVISIONS CONCERNING
                     PATENTS, COPYRIGHTS AND TRADE SECRETS

          5.1. Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful owner of all rights in
(i) all United States trade secrets and proprietary information necessary to operate the business of the Assignor (the "Trade Secret Rights"), (ii) the Patents listed in Annex F hereto for such Assignor and that said Patents include all the United States patents and applications for United States patents that such Assignor owns as of the date hereof and (iii) the Copyrights listed in Annex G hereto for such Assignor and that said Copyrights constitute all the United States copyrights registered with the United States Copyright Office and applications to United States copyrights that such Assignor owns as of the date hereof. Each Assignor further warrants that it has no knowledge of any third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any patent of any other Person or such Assignor has misappropriated any trade secret or proprietary information which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the United States Patent and Trademark Office in order to effect an absolute assignment of all right, title and interest in each Patent, and to record the same.

          5.2. Licenses and Assignments. Except as otherwise permitted by the Secured Debt Agreements, each Assignor hereby agrees not to divest itself of any right under any Patent or Copyright absent prior written approval of the Collateral Agent.

          5.3. Infringements. Each Assignor agrees, promptly upon learning thereof, to furnish the Collateral Agent in writing with all pertinent information available to such Assignor with respect to any infringement, contributing infringement or active inducement to infringe in any Patent or Copyright or to any claim that the practice of any Patent or use of any Copyright violates any property right of a third party, or with respect to any misappropriation of any Trade Secret Right or any claim that practice of any Trade Secret Right violates any property right of a third party, in each case, in any manner which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Each Assignor further agrees, absent direction of the Collateral Agent to the contrary, to diligently prosecute,  in accordance  with its reasonable  business  judgment,  any Person infringing any Patent or Copyright or any Person misappropriating any Trade Secret Right, in each case to the extent that such infringement or misappropriation, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          5.4. Maintenance of Patents or Copyright. At its own expense, each Assignor shall make timely payment of all post-issuance fees required pursuant to 35 U.S.C. ss. 41 to maintain in force its rights under each Patent or Copyright, absent prior written consent of the Collateral Agent (other than any such Patents or Copyrights which are no longer used or useful in its business or operations).

          5.5. Prosecution of Patent Applications. At its own expense, each Assignor shall diligently prosecute all material applications for (i) United States Patents listed in Annex F hereto and (ii) Copyrights listed on Annex G hereto, in each case for such Assignor and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies (other than applications deemed by such Assignor to be no longer prudent to pursue), absent written consent of the Collateral Agent.

          5.6. Other Patents and Copyrights. Within 30 days of the acquisition or issuance of a United States Patent, registration of a Copyright, or acquisition of a registered Copyright, or of filing of an application for a United States Patent or Copyright, the relevant Assignor shall deliver to the Collateral Agent a copy of said Copyright or Patent, or certificate or registration of, or application therefor, as the case may be, with an assignment for security as to such Patent or Copyright, as the case may be, to the Collateral Agent and at the expense of such Assignor, confirming the assignment for security, the form of such assignment for security to be substantially in the form of Annex I or J hereto, as appropriate, or in such other form as may be reasonably satisfactory to the Collateral Agent.

          5.7. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title, and interest of such Assignor in each of the Patents and Copyrights vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such right, title, and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 5.1 hereof to execute, cause to be acknowledged and notarized and to record said absolute assignment with the applicable agency; (ii) take and practice or sell the Patents and Copyrights; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from practicing the Patents and using the Copyrights directly or indirectly, and such Assignor shall execute such further documents as the Collateral Agent may reasonably request further to confirm this and to transfer ownership of the Patents and Copyrights to the Collateral Agent for the benefit of the Secured Creditors.


                                   ARTICLE VI

                      PROVISIONS CONCERNING ALL COLLATERAL

          6.1. Protection of Collateral Agent's Security. Except as otherwise permitted by the Secured Debt Agreements, each Assignor will do nothing to impair the rights of the Collateral Agent in the Collateral. Each Assignor will at all times keep its Inventory and Equipment insured in favor of the Collateral Agent, at such Assignor's own expense to the extent and in the manner provided in the Secured Debt Agreements. Except to the extent otherwise permitted to be retained by such Assignor or applied by such Assignor pursuant to the terms of the Secured Debt Agreements, the Collateral Agent shall, at the time any proceeds of such insurance are distributed to the Secured Creditors, apply such proceeds in accordance with Section 7.4 hereof. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

          6.2. Warehouse Receipts Non-negotiable. To the extent practicable, each Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such Assignor shall request that such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

          6.3. Further Actions. Each Assignor will, at its own expense and upon the reasonable request of the Collateral Agent, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

          6.4. Financing Statements. Each Assignor agrees to execute and deliver to the Collateral Agent such financing statements, in form reasonably acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are reasonably necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Assignor hereby authorizes the

Collateral Agent to file any such financing statements without the signature of
such  Assignor  where  permitted  by  law  (and  such  authorization   includes
describing the Collateral as "all assets" of such Assignor).


                                  ARTICLE VII

                REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT

          7.1. Remedies; Obtaining the Collateral Upon Default. Each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law and under the other provisions of this Agreement, shall have all rights as a secured creditor under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect in all relevant jurisdictions and may:

          (i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor;

          (ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of such Assignor in respect of such Collateral;

          (iii) instruct all depositary banks which have entered into a control agreement with the Collateral Agent to transfer all monies, securities and instruments held by such depositary bank to the Cash Collateral Account;

          (iv) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 7.2 hereof, or direct the relevant Assignor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

          (v) take possession of the Collateral or any part thereof, by directing the relevant Assignor in writing to deliver the same to the Collateral Agent at any reasonable place or places designated by the Collateral Agent, in which event such Assignor shall at its own expense:

               (x) forthwith cause the same to be moved to the place or places so designated by the Collateral Agent and there delivered to the Collateral Agent;

               (y) store and keep any Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 7.2 hereof; and

               (z) while the Collateral shall be so stored and kept, provide such security and maintenance services as shall be reasonably necessary to protect the same and to preserve and maintain it in good condition; and

          (vi) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine;

it being understood that each Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Assignor of said obligation. By accepting the benefits of this Agreement and each other Security Document, the Secured Creditors expressly acknowledge and agree that this Agreement and each other Security Document may be enforced only by the action of the Collateral Agent acting upon the instructions of the Required Secured Creditors and that no other Secured Creditor shall have any right individually to seek to enforce this Agreement or any other Security Document or to realize upon the security to be granted hereby or thereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent for the benefit of the Secured Creditors upon the terms of this Agreement and the other Security Documents.

          7.2. Remedies; Disposition of the Collateral. If any Event of Default shall have occurred and be continuing, then any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 hereof and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair at the expense of the relevant Assignor which the Collateral Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' prior written notice to the relevant Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the relevant Assignor or any nominee of such Assignor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' prior written notice to the relevant Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Collateral Agent's option, be subject to reserve), after publication of notice of such auction (where required by applicable law) not less than 10 days prior thereto. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned. To the extent permitted by any such requirement of law, the Collateral Agent may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section 7.2 without accountability to the relevant Assignor. If, under applicable law, the Collateral Agent shall be permitted to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Assignor as hereinabove specified, the Collateral Agent need give such Assignor only such notice of disposition as shall be reasonably practicable in view of such applicable law. Each Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sale or sales of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Assignor's expense.

          7.3. Waiver of Claims. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S
TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES, and each Assignor hereby further waives, to the extent permitted by law:

          (i) all damages occasioned by such taking of possession except any damages which are the direct result of the Collateral Agent's gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision);

          (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

          (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

                                      -16

          7.4. Application of Proceeds. (a) All moneys collected by the Collateral Agent (or, to the extent the Pledge Agreement or any other Security Document requires proceeds of collateral under such other Security Document to be applied in accordance with the provisions of this Agreement, the Pledgee or Collateral Agent under such other Security Document) upon any sale or other disposition of the Collateral, together with all other moneys received by the Collateral Agent hereunder, shall be applied as follows.

          (i) first, to the payment of all amounts owing the Collateral Agent of the type described in clauses (iii) and (iv) of the definition of "Obligations";

          (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Primary Obligations shall be paid to the Secured Creditors as provided in
     Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share of the amount remaining to be distributed;

          (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

          (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iii), inclusive, and following the termination of this Agreement pursuant to Section 10.8(a) hereof, to the relevant Assignor or to whomever may be lawfully entitled to receive such surplus.

          (b) For purposes of this Agreement, (x) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) "Primary Obligations" shall mean (i) in the case of the Credit Document Obligations, all principal of, premium, fees and interest on, all Loans, all Unpaid Drawings and all Fees and (ii) in the case of the Other Obligations, all amounts due under such Interest Rate Protection Agreements or Other Hedging Agreements (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities) and (z) "Secondary Obligations" shall mean all Obligations other than Primary Obligations.

                  (c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 7.4 only) (i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

          (d) Each of the Secured Creditors, by their acceptance of the benefits hereof and of the other Security Documents, agrees and acknowledges that if the Lender Creditors are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued under the Credit Agreement (which shall only occur after all outstanding Loans under the Credit Agreement and Unpaid Drawings have been paid in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Lender Creditors, as cash security for the repayment of Obligations owing to the Lender Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit under the Credit Agreement, and after the application of all such cash security to the repayment of all Obligations owing to the Lender Creditors after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be returned by the Administrative Agent to the Collateral Agent for distribution in accordance with Section 7.4(a) hereof.

          (e) All payments required to be made hereunder shall be made (x) if to the Lender Creditors, to the Administrative Agent for the account of the Lender Creditors and (y) if to the Other Creditors, to the trustee, paying agent or other similar representative (each a "Representative") for the Other Creditors or, in the absence of such a Representative, directly to the Other Creditors.

          (f) For purposes of applying payments received in accordance with this Section 7.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent and (ii) the Representative or, in the absence of such a Representative, upon the Other Creditors for a determination (which the Administrative Agent, each Representative and the Other Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Primary Obligations and Secondary Obligations owed to the Lender Creditors or the Other Creditors, as the case may be. Unless it has received written notice from a Lender Creditor or an Other Creditor to the contrary, the Administrative Agent and each Representative, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding. Unless it has written notice from an Other Creditor to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Interest Rate Protection Agreements or Other Hedging Agreements are in existence.

          (g) This Agreement is made with full recourse to each Assignor (including, without limitation, with full recourse to all assets of such Assignor) and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Assignor contained herein, in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith. It is understood that the Assignors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Obligations.

          7.5. Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given to the Collateral Agent under this Agreement, the other Secured Debt Agreements or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence thereof. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including reasonable attorneys' fees, and the amounts thereof shall be included in such judgment.

          7.6. Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Assignor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.


                                  ARTICLE VIII

                                   INDEMNITY

          8.1. Indemnity. (a) Each Assignor jointly and severally agrees to indemnify, reimburse and hold the Collateral Agent, each other Secured Creditor and their respective successors, assigns, employees, affiliates and agents (hereinafter in this Section 8.1 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 8.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Secured Debt Agreement or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 8.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision). Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the relevant Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge.

          (b) Without limiting the application of Section 8.1(a) hereof, each Assignor agrees, jointly and severally, to pay or reimburse the Collateral Agent for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

          (c) Without limiting the application of Section 8.1(a) or (b) hereof, each Assignor agrees, jointly and severally, to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by any Assignor in this Agreement, any other Secured Debt Agreement or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any other Secured Debt Agreement.

          (d) If and to the extent that the obligations of any Assignor under this Section 8.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

          8.2. Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute

Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all of the other Obligations and notwithstanding the full payment of all the Notes issued, and Loans made, under the Credit Agreement, the termination of all Letters of Credit issued under the Credit Agreement, the termination of all Interest Rate Protection Agreements and Other Hedging Agreements entered into with the Other Creditors and the payment of all other Obligations and notwithstanding the discharge thereof.


                                   ARTICLE IX

                                  DEFINITIONS

          The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

          "Administrative Agent" shall have the meaning provided in the recitals of this Agreement.

          "Agreement" shall mean this Security Agreement as the same may be modified, supplemented or amended from time to time in accordance with its terms.

          "Assignor" shall have the meaning provided in the first paragraph of this Agreement.

          "Borrower" shall have the meaning provided in the recitals of this Agreement.

          "Cash Collateral Account" shall mean a cash collateral account maintained with, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Creditors.

          "Chattel Paper" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Class" shall have the meaning provided in Section 10.2 of this Agreement.

          "Collateral" shall have the meaning provided in Section 1.1(a) of this Agreement.

          "Collateral Agent" shall have the meaning provided in the first paragraph of this Agreement.

          "Commercial Tort Claims" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Contract Rights" shall mean all rights of any Assignor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

          "Contracts" shall mean all contracts between any Assignor and one or more additional parties (including, without limitation, any Interest Rate Protection Agreements, Other Hedging Agreements, licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements), but excluding any contract to the extent that (but only as long
as) the terms thereof prohibit the assignment of, or granting a security interest in, such contract (it being understood and agreed, however, (i) that notwithstanding the foregoing, all rights to payment for money due or to become due pursuant to any such excluded contract shall be subject to the security interests created by this Agreement and (ii) such excluded contract shall otherwise be subject to the security interests created by this Agreement upon receiving any necessary approvals or waivers permitting the assignment thereof).

          "Copyrights" shall mean any United States copyright owned by any Assignor, including any registrations of any Copyrights, in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by any Assignor.

          "Credit Agreement" shall have the meaning provided in the recitals of this Agreement.

          "Credit Document Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

          "Default" shall mean any event which with notice or lapse of time, or both, would constitute an Event of Default.

          "Documents" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Equipment" shall mean any "equipment," as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by any Assignor and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

          "Event of Default" shall mean any Event of Default under, and as defined in, the Credit Agreement and shall in any event include, without limitation, any payment default on any of the Obligations after the expiration of any applicable grace period.

          "General Intangibles" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York (and shall include all payment intangibles, partnership interests and all limited liability company and membership interests to the extent that same constitutes a general intangible under such Uniform Commercial Code).

          "Goods" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Indemnitee" shall have the meaning provided in Section 8.1(a) of this Agreement.

          "Instrument"   shall  have  the  meaning   provided  in  the  Uniform
Commercial Code as in effect on the date hereof in the State of New York.

          "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from any Assignor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor.

          "Investment Property" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Lender Creditors" shall have the meaning provided in the recitals of this Agreement.

          "Lenders" shall have the meaning provided in the recitals of this Agreement.

          "Letter of Credit Rights" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Liens" shall mean any security interest, mortgage, pledge, lien, claim, charge, encumbrance, title retention agreement, lessor's interest in a financing lease or analogous instrument, in, of, or on any Assignor's property.

          "Marks" shall mean all right, title and interest in and to any trademarks, service marks and trade names now held or hereafter acquired by any Assignor, including any registration of any trademarks and service marks in the United States Patent and Trademark Office or in any equivalent foreign office and any trade dress including slogos and/or designs used by any Assignor, but excluding any such right, title and interest of an Assignor in and to same as licensee pursuant to a contract which is expressly excluded from the definition of "Contract" contained herein pursuant to the terms of such definition.

          "Material Adverse Effect" shall mean a material adverse effect on the business, property, assets, liabilities (actual or contingent), operations or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole.

          "Obligations" shall mean (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest, reimbursement obligations under Letters of Credit, fees, costs and indemnities (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding)) of each Assignor to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, the Credit Agreement and the other Credit Documents to which such Assignor is a party (including, in the case of each Assignor that is a Subsidiary Guarantor, all such obligations, liabilities and indebtedness of such Assignor under the Subsidiaries Guaranty) and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Credit Documents (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Interest Rate Protection Agreements or Other Hedging Agreements, being herein collectively called the "Credit Document Obligations"); (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Assignor to the Other Creditors under, or with respect to (including, in the case of each Assignor that is a Subsidiary Guarantor, all such obligations, liabilities and indebtedness of such Assignor under the Subsidiaries Guaranty), each Interest Rate Protection Agreement or Other Hedging Agreement, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained therein (all such obligations, liabilities and indebtedness described in this clause (ii) being herein collectively called the "Other Obligations"); (iii) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral; (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Assignor referred to in clauses (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs; and (v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 8.1 of this Agreement; it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

          "Other Creditors" shall have the meaning provided in the recitals of this Agreement.

          "Other Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

          "Patents" shall mean any patent to which any Assignor now or hereafter has right, title and interest therein, and any divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof, as well as any application for a patent now or hereafter made by any Assignor, but excluding any patent to which any such Assignor has right, title and interest as licensee pursuant to a contract which is expressly excluded from the definition of "Contract" contained herein pursuant to the terms of such definition.

          "Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

          "Primary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.

          "Pro Rata Share" shall have the meaning provided in Section 7.4(b) of this Agreement.

          "Proceeds" shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or any Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Receivables" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all of such Assignor's rights to health-care insurance receivables and to payment for goods sold or leased or services performed by such Assignor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (a) all security pledged, assigned, hypothecated or granted to or held by such Assignor to secure the foregoing,
(b) all of any Assignor's right, title and interest in and to any goods, the sale of which gave rise thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (e) all books, records, ledger cards, and invoices relating thereto, (f) all instruments in connection therewith and amendments thereto, notices to other
creditors  or  secured  parties,   and   certificates   from  filing  or  other
registration officers, (g) all credit information, reports and memoranda relating thereto and (h) all other writings related in any way to the foregoing.

          "Representative" shall have the meaning provided in Section 7.4(e) of this Agreement.

          "Required Secured Creditors" shall mean (i) at any time when any Credit Document Obligations are outstanding or any Commitments under the Credit Agreement exist, the Required Lenders (or, to the extent provided in Section
13.12 of the Credit Agreement, each of the Lenders) and (ii) at any time after all of the Credit Document Obligations have been paid in full and all Commitments under the Credit Agreement have been terminated and no further Commitments may be provided thereunder, the holders of a majority of the Other Obligations.

          "Requisite Creditors" shall have the meaning provided in Section 10.2 of this Agreement.

          "Secondary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.

          "Secured Creditors" shall have the meaning provided in the recitals of this Agreement.

          "Secured Debt Agreements" shall mean and include this Agreement, the other Credit Documents and the Interest Rate Protection Agreements and Other Hedging Agreements entered into with an Other Creditor.

          "Supporting Obligations" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Termination Date" shall have the meaning provided in Section 10.8(a) of this Agreement.

          "Trade Secret Rights" shall have the meaning provided in Section 5.1 of this Agreement.

          "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.


                                   ARTICLE X

                                 MISCELLANEOUS

          10.1. Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Collateral Agent or any Assignor shall not be effective until received by the Collateral Agent or such Assignor, as the case may be. All notices and other communications shall be in writing and addressed as follows:

          (a)      if to any Assignor, c/o:

                   Vanguard Health Systems, Inc.
                   20 Burton Hills Boulevard
                   Suite 100
                   Nashville, TN  37215
                   Attention: Joseph D. Moore
                   Telephone No.:  (615) 665-6000
                   Telecopier No.:  (615) 665-6099

          (b)      if to the Collateral Agent, at:

                   414 Union Street, 7th Floor
                   Nashville, TN  37239
                   Attention:  Kevin Wagley
                   Telephone No.:  (615) 749-3802
                   Telecopier No.:  (615) 749-4640

          (c) if to any Lender Creditor other than the Collateral Agent, at such address as such Lender Creditor shall have specified in the Credit Agreement;

          (d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to each Assignor and the Collateral Agent;

or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

          10.2. Waiver; Amendment. Except as provided in Sections 10.8 and 10.13, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor directly affected thereby and the Collateral Agent (with the written consent of the Required Secured Creditors); provided, however, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) also shall require the written consent of the Requisite Creditors of such affected Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Lender Creditors as holders of the Credit Document Obligations or (y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Document Obligations, the Required Lenders (or, to the extent provided in Section 13.12 of the Credit

Agreement, each of the Lenders), and (y) with respect to the Other Obligations, the holders of at least a majority of all Other Obligations outstanding from time to time.

          10.3. Obligations Absolute. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Secured Debt Agreement; or (c) any amendment to or modification of any Secured Debt Agreement or any security for any of the Obligations; whether or not such Assignor shall have notice or knowledge of any of the foregoing.

          10.4. Successors and Assigns. This Agreement shall be binding upon each Assignor and its successors and assigns (although no Assignor may assign its rights and obligations hereunder except in accordance with the provisions of the Secured Debt Agreements) and shall inure to the benefit of the Collateral Agent and the other Secured Creditors and their respective successors and assigns. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

          10.5. Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          10.6. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          10.7. Assignor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Assignor under or with respect to any Collateral.

          10.8. Termination; Release. (a) After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 8.1 hereof shall survive such termination) and the Collateral Agent, at the request and expense of the respective Assignor, will promptly execute and deliver to such Assignor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment under the Credit Agreement has been terminated and all Interest Rate Protection Agreements and Other Hedging Agreements entered into with any Other Creditor have been terminated, no Note under the Credit Agreement is outstanding and all Loans thereunder have been repaid in full, all Letters of Credit issued under the Credit Agreement have been terminated and all Obligations then due and payable have been paid in full and no further Incremental Term Loan Commitments may be requested or provided pursuant to the terms of the Credit Agreement.

          (b) In the event that any part of the Collateral is sold, transferred or otherwise disposed of (other than to the Borrower or a Subsidiary Guarantor) in accordance with the Credit Agreement or is otherwise released with the consent of the Required Secured Creditors and the proceeds of such sale, transfer or other disposition, or from such release, are applied in accordance with the provisions of the Credit Agreement, to the extent required to be so applied, such Collateral will be sold, transferred or otherwise disposed of free and clear of the Liens created by this Agreement and the Collateral Agent, at the request and expense of the relevant Assignor, will duly and promptly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold, transferred or otherwise disposed of, or released, and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement. Furthermore, upon the release of any Subsidiary Guarantor from the Subsidiaries Guaranty in accordance with the provisions thereof, such Assignor (and the Collateral at such time assigned by the respective Assignor pursuant hereto) shall be released from this Agreement.

          (c) At any time that an Assignor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 10.8(a) or (b), such Assignor shall deliver to the Collateral Agent a certificate signed by a senior officer of such Assignor stating that the release of the respective Collateral is permitted pursuant to such Section 10.8(a) or (b). At any time that the Borrower or the respective Assignor desires that a Subsidiary of the Borrower which has been released from the Subsidiaries Guaranty be released hereunder as provided in the last sentence of Section 10.8(b), it shall deliver to the Collateral Agent a certificate signed by a principal executive officer of the Borrower and the respective Assignor stating that the release of the respective Assignor (and
its  Collateral)  is  permitted   pursuant  to  such  Section  10.8(b).

          10.9. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Assignor and the Collateral Agent.

          10.10. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          10.11. The Collateral Agent and the other Secured Creditors. The Collateral Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Section 12 of the Credit Agreement. The Collateral Agent shall act hereunder on the terms and conditions set forth herein and in
Section 12 of the Credit Agreement.

          10.12. Benefit of Agreement. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns.

          10.13. Additional Assignors. It is understood and agreed that any Subsidiary Guarantor that desires to become an Assignor hereunder, or is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of the Credit Agreement or any other Credit Document, shall become an Assignor hereunder by executing a counterpart hereof and delivering same to the Collateral Agent, or by executing a Joinder Agreement substantially in the form of Exhibit O to the Credit Agreement, (y) delivering supplements to Annexes A through G hereto as are necessary to cause such Annexes to be complete and accurate with respect to such additional Assignor on such date and (z) taking all actions as specified in this Agreement as would have been taken by such Assignor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Collateral Agent and with all documents and actions required above to be taken to the reasonable satisfaction of the Collateral Agent.


                                     * * *

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                       VANGUARD HEALTH SYSTEMS, INC.
                                       VHS ACQUISITION CORPORATION
                                       VHS OF PHOENIX, INC.
                                       VHS OUTPATIENT CLINICS, INC.
                                       VHS OF ARROWHEAD, INC.
                                       PLEASANT PROPERTIES, INC.
                                       VHS OF SOUTH PHOENIX, INC.
                                       VHS IMAGING CENTERS, INC.
                                       VHS OF ANAHEIM, INC.
                                       VHS OF ORANGE COUNTY, INC.
                                       VHS HOLDING COMPANY, INC.
                                       VHS OF HUNTINGTON BEACH, INC.
                                       VHS OF ILLINOIS, INC.
                                       MACNEAL HEALTH PROVIDERS, INC.
                                       MACNEAL MANAGEMENT SERVICES,
                                         INC.
                                       MIDWEST CLAIMS PROCESSING, INC.
                                       PROS TEMPORARY STAFFING, INC.
                                       WATERMARK PHYSICIAN SERVICES,
                                         INC.
                                       VHS GENESIS LABS, INC.
                                       MACNEAL MEDICAL RECORDS, INC.
                                       VANGUARD HEALTH MANAGEMENT,
                                         INC.
                                       TRINITY MEDCARE, INC.
                                       V-II ACQUISITION CO., INC.
                                       VANGUARD HEALTH FINANCIAL
                                         COMPANY, INC.
                                       VHS OF RANCOCAS, INC.,
                                         each as an Assignor


                                       By: /s/ Joseph D. Moore
                                          ---------------------
                                          Title: Chief Financial Officer

                                       Duly authorized to sign on behalf of
                                          each of the foregoing entities

                                       VHS ACQUISITION SUBSIDIARY
                                        NUMBER 1, INC.
                                       VHS ACQUISITION SUBSIDIARY
                                        NUMBER 2, INC.
                                       VHS ACQUISITION SUBSIDIARY
                                        NUMBER 3, INC.
                                       VHS ACQUISITION SUBSIDIARY
                                        NUMBER 4, INC.
                                       VHS ACQUISITION SUBSIDIARY
                                        NUMBER 5, INC.
                                       VHS ACQUISITION SUBSIDIARY
                                        NUMBER 6, INC.
                                       VHS ACQUISITION SUBSIDIARY
                                        NUMBER 7, INC.
                                       VHS ACQUISITION SUBSIDIARY
                                        NUMBER 8, INC.
                                       VHS ACQUISITION SUBSIDIARY
                                        NUMBER 9, INC.
                                       VHS ACQUISITION SUBSIDIARY
                                        NUMBER 10, INC.,
                                       each as an Assignor


                                       By: /s/ Joseph D. Moore
                                          ---------------------
                                          Title: Chief Financial Officer

                                       Duly authorized to sign on behalf of
                                            each of the foregoing entities

                                       THE ANAHEIM VHS LIMITED
                                         PARTNERSHIP, as an Assignor

                                          By:  VHS of Anaheim, Inc., its
                                               General Partner


                                          By: /s/ Joseph D. Moore
                                             ---------------------
                                             Title: Chief Financial Officer

                                       THE HUNTINGTON BEACH VHS LIMITED
                                          PARTNERSHIP, as an Assignor

                                          By:  VHS of Huntington Beach, Inc.,
                                               its General Partner


                                          By: /s/ Joseph D. Moore
                                             ---------------------
                                             Title: Chief Financial Officer

                                       HEALTHCARE COMPLIANCE, L.L.C., as an
                                         Assignor

                                          By:  Vanguard Health Management, Inc.,
                                               its Member


                                          By: /s/ Joseph D. Moore
                                             ---------------------
                                             Title: Chief Financial Officer

                                       THE VHS ARIZONA IMAGING CENTERS
                                         LIMITED PARTNERSHIP, as an Assignor
                                            By:  VHS Imaging Centers, Inc., its
                                                 General Partner


                                            By:   /s/ Joseph D. Moore
                                                  Title: Chief Financial Officer


Accepted and Agreed to:

BANK OF AMERICA, N.A.,
  as Administrative Agent


By:   /s/ Kevin Wagley
    --------------------------------
     Title: Principal


BANK OF AMERICA, N.A.,
  as Collateral Agent


By:   /s/ Kevin Wagley
    --------------------------------
     Title: Principal

                                                                        Annex A
                                                                             to
                                                             SECURITY AGREEMENT


                      SCHEDULE OF CHIEF EXECUTIVE OFFICES
                           AND OTHER RECORD LOCATIONS

1. Chief Executive Office of all Assignors except the Assignors referred to in Sections 2 through 24 below:

                           20 Burton Hills Boulevard
                                   Suite 100
                              Nashville, TN 37215

2.   Chief Executive Office of Healthcare Compliance, L.L.C.:

                           1440 New York Avenue, N.W.
                                   Suite 400
                              Washington, DC 20003

3.   Chief Executive Office of The Anaheim VHS Limited Partnership:

                            3033 West Orange Avenue
                               Anaheim, CA 92804

4.   (a) Chief Executive Office of VHS Acquisition Corporation:

                           5102 West Campbell Avenue
                               Phoenix, AZ 85031

     (b)  Other record locations of VHS Acquisition Corporation:

                          4949 West Indian School Road
                               Phoenix, AZ 85031

5.   Chief Executive Office of VHS of Anaheim, Inc.:

                            3033 West Orange Avenue
                               Anaheim, CA 92804

6.   Chief Executive Office of VHS of Huntington Beach, Inc.:

                             17772 Beach Boulevard
                        Huntington Beach, CA 92647-9932

                                                                        Annex A
                                                                             to
                                                             SECURITY AGREEMENT


7.   Chief Executive Office of VHS of Illinois, Inc.:

                           3249 South Oak Park Avenue
                                Berwyn, IL 60402

8.   Chief Executive Office of MacNeal Management Services, Inc.:

                           3249 South Oak Park Avenue
                                Berwyn, IL 60402

9.   Chief Executive Office of MacNeal Health Providers, Inc.:

                           3249 South Oak Park Avenue
                                Berwyn, IL 60402

10.  Chief Executive Office of VHS Genesis Labs, Inc.:

                           3249 South Oak Park Avenue
                                Berwyn, IL 60402

11.  Chief Executive Office of Midwest Claims Processing, Inc.:

                           3249 South Oak Park Avenue
                                Berwyn, IL 60402

12.  Chief Executive Office of Watermark Physician Services, Inc.:

                           3249 South Oak Park Avenue
                                Berwyn, IL 60402

13.  Chief Executive Office of Pros Temporary Staffing, Inc.:

                           3249 South Oak Park Avenue
                                Berwyn, IL 60402

14.  Chief Executive Office of MacNeal Medical Records, Inc.:

                           3249 South Oak Park Avenue
                                Berwyn, IL 60402

15.  Chief Executive Office of MacNeal Medical Records, Inc.:

                           3249 South Oak Park Avenue
                                Berwyn, IL 60402

                                                                        Annex A
                                                                             to
                                                             SECURITY AGREEMENT


16.  Chief Executive Office of VHS of Orange County, Inc.:

                               7901 Walker Street
                               La Palma, CA 90623

17.  (a) Chief Executive Office of VHS of Phoenix, Inc.:

                          2000 West Bethany Home Road
                               Phoenix, AZ 85015

     (b)  Other record location of VHS of Phoenix, Inc.:

                              8805 N. 23rd Avenue
                                   Suite 250
                               Phoenix, AZ 85021

18.  (a) Chief Executive Office of VHS of Arrowhead, Inc.:

                              18701 N. 67th Avenue
                            Glendale, AZ 85308-5722

     (b)  Other record location of VHS of Arrowhead, Inc.:

                              8805 N. 23rd Avenue
                                   Suite 250
                               Phoenix, AZ 85021

19.  (a) Chief Executive Office of VHS Outpatient Clinics, Inc.:

                          2000 West Bethany Home Road
                               Phoenix, AZ 85015

     (b) Other record location of VHS Outpatient Clinics, Inc.:

                              8805 N. 23rd Avenue
                                   Suite 250
                               Phoenix, AZ 85021

20.  (a) Chief Executive Office of Pleasant Properties, Inc.

                              18701 N. 67th Avenue
                            Glendale, AZ 85308-5722

                                                                        Annex A
                                                                             to
                                                             SECURITY AGREEMENT

     (b) Other record location of Pleasant Properties, Inc.

                              8805 N. 23rd Avenue
                                   Suite 250
                               Phoenix, AZ 85021

21.  Chief Executive Office of VHS of South Phoenix, Inc.

                               1201 S. 7th Avenue
                               Phoenix, AZ 85007

22. (a) Chief Executive Office of The VHS Arizona Imaging Centers Limited Partnership

                              8805 N. 23rd Avenue
                                   Suite 250
                               Phoenix, AZ 85021

(b)  Other record locations of The VHS Arizona Imaging Centers Limited
     Partnership

                              18555 N. 79th Avenue
                             Suites C-104 and C-105
                               Glendale, AZ 85308

                            1616 N. Litchfield Road
                                   Suite 140
                               Goodyear, AZ 85338

                              9449 N. 90th Street
                               Suites 103 and 112
                              Scottsdale, AZ 85258

                            1351 N. Alma School Road
                       Suites 105, 115, 125, 155 and 175
                               Chandler, AZ 85224

                            2501 E. Southern Avenue
                                  Suites 5-11
                                Tempe, AZ 85282
                               941 S. Dobson Road
                                   Suite 226
                                 Mesa, AZ 85202

                                                                        Annex A
                                                                             to
                                                             SECURITY AGREEMENT



23.  Chief Executive Office of VHS Imaging Centers, Inc.

                              8805 N. 23rd Avenue
                                   Suite 250
                               Phoenix, AZ 85021

                                                                        Annex B
                                                                             to
                                                             SECURITY AGREEMENT


                  SCHEDULE OF INVENTORY AND EQUIPMENT LOCATIONS

1.   Vanguard Health Management, Inc.:

                           20 Burton Hills Boulevard
                                   Suite 100
                              Nashville, TN 37215

2.   Healthcare Compliance, L.L.C.:

                           1440 New York Avenue, N.W.
                                   Suite 400
                              Washington, DC 20003

3.   The Anaheim VHS Limited Partnership:

                            3033 West Orange Avenue
                               Anaheim, CA 92804

                             1154 N. Euclid Avenue
                                  Anaheim, CA

                             515 S. Beach Boulevard
                                  Anaheim, CA

                             2100 S. Euclid Avenue
                                  Anaheim, CA

4.   VHS Acquisition Corporation:

                           5102 West Campbell Avenue
                               Phoenix, AZ 85031

                           4949 W. Indian School Road
                               Phoenix, AZ 85031

                             140 N. Litchfield Road
                                  Goodyear, AZ

5.   VHS of Anaheim, Inc.:

                            3033 West Orange Avenue
                               Anaheim, CA 92804

                                                                        Annex B
                                                                             to
                                                             SECURITY AGREEMENT


                             1154 N. Euclid Avenue
                                  Anaheim, CA

                             515 S. Beach Boulevard
                                  Anaheim, CA

                             2100 S. Euclid Avenue
                                  Anaheim, CA

6.   Huntington Beach, Inc.:

                             17772 Beach Boulevard
                        Huntington Beach, CA 92647-9932

                             17742 Beach Boulevard
                              Huntington Beach, CA

                               8201 Newman Avenue
                              Huntington Beach, CA

                            17071 Springfield Street
                              Huntington Beach, CA

7.   VHS of Illinois, Inc.:

                           3249 South Oak Park Avenue
                                Berwyn, IL 60402

                                 Parking Garage
                                Euclid & Windsor
                                Berwyn, IL 60402

                          Parking East Side of Euclid
                                Berwyn, IL 60402

                            Remote Employee Parking
                                Berwyn, IL 60402

                                 6425 W. Cermak
                                Berwyn, IL 60402

                                 5601 W. Cermak
                                Cicero, IL 60804

                                                                        Annex B
                                                                             to
                                                             SECURITY AGREEMENT


                                125 N. LaGrange
                               LaGrange, IL 60525

                              7020 W. 79th Street
                              Bridgeview, IL 60455

                                5101 S. Kildare
                               Chicago, IL 60602

                                8100 S. Western
                               Chicago, IL 60602

                                  6649 Archer
                               Chicago, IL 60638

                              7222 W. Cermak Road
        Suite 200, 209, 210, 400, 601, 612, 606, 700, 703, LL1, 504, 610
                           North Riverside, IL 60546

                                5817 Cermak Road
                                Cicero, IL 60650

                           2947 South Oak Park Avenue
                                Berwyn, IL 60402

                                1144 Lake Street
                                   Suite 200
                               Oak Park, IL 60301

                         408/414 South Oak Park Avenue
                               Oak Park, IL 60302

                             4842-44 W. Cermak Road
                                Cicero, IL 60804

                                965 Lake Street
                               Oak Park, IL 60301

                            17W745 Butterfield Road
                                   Suites A-D
                           Oakbrook Terrace, IL 60181

                             6500 West 65th Street
                               Chicago, IL 60638

                                                                        Annex B
                                                                             to
                                                             SECURITY AGREEMENT


                              6812-6818 W. Windsor
                                Berwyn, IL 60402

                                 1701 S. First
                                   Suite 300
                               Maywood, IL 60153

                                1300 W. Belmont
                                   Suite 224
                               Chicago, IL 60657

                             2200 W. Roosevelt Road
                              Broadview, IL 60153

                              4255 Westbrook Drive
                                   Suite 216
                                Aurora, IL 60504

                                10110 Gladstone
                             Westchester, IL 60154

                                 6187 W. Archer
                               Chicago, IL 60638

                             6300 W. Roosevelt Road
                               Oak Park, IL 60304

                                 5141 S. Archer
                               Chicago, IL 60632

                                 West Building
                                6804 W. Windsor
                                Berwyn, IL 60402

                           3300 South Oak Park Drive
                                Berwyn, IL 60402

                           3340 South Oak Park Drive
                                Berwyn, IL 60402

                                  Parking Lot
                                  34th & Grove
                                Berwyn, IL 60402

                                                                        Annex B
                                                                             to
                                                             SECURITY AGREEMENT


                                3334 South Grove
                                Berwyn, IL 60402

8.   MacNeal Management Services, Inc.:

                           3249 South Oak Park Avenue
                                Berwyn, IL 60402

                           3345 South Oak Park Avenue
                                Berwyn, IL 60402

                               3231 South Euclid
                                Berwyn, IL 60402

                              6715 W. 34th Street
                                Berwyn, IL 60402

                           3400 South Oak Park Avenue
                                Berwyn, IL 60402

                             6805 W. Stanley Avenue
                                Berwyn, IL 60402

                             3722 S. Harlem Avenue
                              Riverside, IL 60546

                              6707 W. 34th Street
                                Berwyn, IL 60402

                                 3326 S. Wesley
                                Berwyn, IL 60402

9.   MacNeal Health Providers, Inc.:

                           3249 South Oak Park Avenue
                                Berwyn, IL 60402

10.  VHS Genesis Labs, Inc.:

                           3249 South Oak Park Avenue
                                Berwyn, IL 60402

                                                                        Annex B
                                                                             to
                                                             SECURITY AGREEMENT


                                8802 S. Madison
                             Indianapolis, IN 46227

                            640 S. Washington Street
                              Naperville, IL 60540

11.  Midwest Claims Processing, Inc.:

                           3249 South Oak Park Avenue
                                Berwyn, IL 60402

12.  Watermark Physician Services, Inc.:

                           3249 South Oak Park Avenue
                                Berwyn, IL 60402

13.  Pros Temporary Staffing, Inc.:

                           3249 South Oak Park Avenue
                                Berwyn, IL 60402

14.  MacNeal Medical Records, Inc.:

                           3249 South Oak Park Avenue
                                Berwyn, IL 60402

15.  VHS of Orange County, Inc.:

                               7901 Walker Avenue
                               La Palma, CA 90623

16.  VHS of Phoenix, Inc.:

                          2000 West Bethany Home Road
                               Phoenix, AZ 85015

                            2224 W. Northern Avenue
                               Phoenix, AZ 85021

17.  VHS of Arrowhead, Inc.:

                              18701 N. 67th Avenue
                            Glendale, AZ 85308-5722

                                                                        Annex B
                                                                             to
                                                             SECURITY AGREEMENT


                            2224 W. Northern Avenue
                               Phoenix, AZ 85021

18.  VHS Outpatient Clinics, Inc.:

                          2000 West Bethany Home Road
                               Phoenix, AZ 85015

                            2224 W. Northern Avenue
                               Phoenix, AZ 85021

                              7339 N. 27th Avenue
                               Phoenix, AZ 85051

                                 6151 W. Olive
                               Glendale, AZ 85302

                          34601 S. Phyllis Street East
                          Black Canyon City, AZ 85324

                              8805 W. Union Hills
                                Peoria, AZ 85382

19.  Trinity MedCare, Inc.

                           20 Burton Hills Boulevard
                                   Suite 100
                              Nashville, TN 37215

20.  Pleasant Properties, Inc.

                              18701 N. 67th Avenue
                            Glendale, AZ 85308-5722

                            2224 W. Northern Avenue
                               Phoenix, AZ 85021

21.  VHS of South Phoenix, Inc.

                               1201 S. 7th Avenue
                               Phoenix, AZ 85007

                                                                        Annex B
                                                                             to
                                                             SECURITY AGREEMENT


22.  The VHS Arizona Imaging Centers Limited Partnership

                              8805 N. 23rd Avenue
                                   Suite 250
                               Phoenix, AZ 85021

                              18555 N. 79th Avenue
                             Suites C-104 and C-105
                               Glendale, AZ 85308

                            1616 N. Litchfield Road
                                   Suite 140
                               Goodyear, AZ 85338

                              9449 N. 90th Street
                               Suites 103 and 112
                              Scottsdale, AZ 85258

                            1351 N. Alma School Road
                       Suites 105, 115, 125, 155 and 175
                               Chandler, AZ 85224

                            2501 E. Southern Avenue
                                  Suites 5-11
                                Tempe, AZ 85282

                               941 S. Dobson Road
                                   Suite 226
                                 Mesa, AZ 85202

23.  VHS Imaging Centers, Inc.

                              8805 N. 23rd Avenue
                                   Suite 250
                               Phoenix, AZ 85021

24.  Other Assignors have no inventory or equipment.

                                                                        Annex C
                                                                             to
                                                             SECURITY AGREEMENT


             SCHEDULE OF LEGAL NAMES, ORGANIZATIONAL IDENTIFICATION
                     NUMBERS AND TRADE AND FICTITIOUS NAMES
             ------------------------------------------------------

                         LEGAL NAME                                             ORGANIZATIONAL ID#
                         ----------                                             ------------------

                                                                      Federal                      State ID#
                                                                      -------                      ---------
Vanguard Health Systems, Inc.                                         62-1698183                   2765298
VHS Acquisition Corporation                                           62-1730519                   2863490
VHS of Phoenix, Inc.                                                  62-1809851                   3177186
VHS Outpatient Clinics, Inc.                                          62-1816823                   3212542
VHS of Arrowhead, Inc.                                                62-1811285                   318980
Pleasant Properties, Inc.                                             86-0692318                   0236400-8
VHS of South Phoenix, Inc.                                            62-1842396                   3448177
The VHS Arizona Imaging Centers Limited Partnership                   72-1503733                   3991889
VHS Imaging Centers, Inc.                                             62-1852828                   3381167
VHS of Anaheim, Inc.                                                  62-1781813                   3046767
VHS of Orange County, Inc.                                            62-1770074                   2991266
VHS Holding Company, Inc.                                             62-1782796                   3053546
VHS of Huntington Beach, Inc.                                         62-1782707                   3053551
The Anaheim VHS Limited Partnership                                   62-1782797                   3054158
The Huntington Beach VHS Limited Partnership                          62-1782795                   3052
VHS of Illinois, Inc.                                                 62-1796152                   3100647
MacNeal Health Providers, Inc.                                        36-3361297                   D5365-515-7
MacNeal Management Services, Inc.                                     36-3313638                   D5347-087-4
Midwest Claims Processing, Inc.                                       36-4295667                   D6050-154-8
Pros Temporary Staffing, Inc.                                         36-4339784                   D6086-116-1
Watermark Physician Services, Inc.                                    36-4339782                   D6080-956-9
VHS Genesis Labs, Inc.                                                62-1803765                   3143714
MacNeal Medical Records, Inc.                                         62-1807248                   3160763
Vanguard Health Management, Inc.                                      62-1686886                   2712798
Trinity Medcare, Inc.                                                 62-1684322                   2720439
V-II Acquisition Co., Inc.                                            62-1730482                   3795-539
Vanguard Health Financial Company, Inc.                               62-1730470                   0345736
Healthcare Compliance, LLC                                            52-2033964                   0236505
VHS of Rancocas, Inc.                                                 62-1746570                   0100-7423-73
VHS Acquisition Subsidiary Number 1, Inc.                             62-1861138                   3414395
VHS Acquisition Subsidiary Number 2, Inc.                             62-1861141                   3414394
VHS Acquisition Subsidiary Number 3, Inc.                             62-1861142                   3414388
VHS Acquisition Subsidiary Number 4, Inc.                             62-1861143                   3414383
VHS Acquisition Subsidiary Number 5, Inc.                             62-1861175                   3414379
VHS Acquisition Subsidiary Number 6, Inc.                             62-1861197                   3414377
VHS Acquisition Subsidiary Number 7, Inc.                             62-1861198                   3414374
VHS Acquisition Subsidiary Number 8, Inc.                             62-1861199                   3414371
VHS Acquisition Subsidiary Number 9, Inc.                             Pending                      3414366
VHS Acquisition Subsidiary Number 10, Inc.                            62-1861202                   3414364

                                                                        Annex C
                                                                             to
                                                             SECURITY AGREEMENT



A.       1.       Maryvale Hospital
         2.       Maryvale Hospital Medical Center
         3.       Maryvale Medical Center
         4.       Maryvale Health Institute
         5.       Desert Sky Family Practice
         6.       Desert Sky Urgent Care

B.       1.       West Anaheim Medical Center
         2.       Huntington Beach Hospital
         3.       Huntington Beach Medical Center

         C.       Business Entities
                  -----------------
         1.       MacNeal Health Network
         2.       MacNeal Hospital
         3.       Genesis Clinical Laboratory
         4.       Azron, Inc.
         5.       MacNeal Home Care
         6.       MacNeal Center for Clinical Research
         7.       MacNeal Electronic Medical Records Initiatives (MEMRI)
         8.       MacNeal School
         9.       Midwest Claims Processing

                  Specialty Services
                  ------------------
         10.      Great Lakes Orthopedics
         11.      MacNeal Occupational Health Services
         12.      MacNeal Urology Group
         13.      BHS Digestive Disease Associates
         14.      MacNeal Behavioral Health Services
         15.      MacNeal Cancer Center
         16.      The Center for Neurological Surgery and Spine Surgery
         17.      MacNeal Rheumatology Associates
         18.      MacNeal Center for Diabetes
         19.      MacNeal Rehabilitation Center in Oak Park
         20.      Consultants in Clinical Psychiatry
         21.      Life Women's Health Center
         22.      MacNeal Medical Center in Bridgeview
         23.      MacNeal Medical Center in Broadview
         24.      Clearing Clinic
         25.      MacNeal Neurology Associates

                  Primary Care Offices
                  --------------------
         26.      MacNeal Healthcare Centers
         27.      Gunnar Medical Group in Riverside
         28.      MacNeal Family Practice
         29.      Primary Care Associates

                                                                        Annex C
                                                                             to
                                                             SECURITY AGREEMENT


         30.      Archer Family Medicine
         31.      Personal Physicians
         32.      Family Care Associates
         33.      R.M. Gunnar Clinic
         34.      Riverside Family Practice
         35.      Riverside Pediatrics
         36.      MacNeal Family HealthCare

                  Programs/Services
                  -----------------
         37.      MacNeal Cardiovision
         38.      MacNeal CardioCheck
         39.      MacNeal One to One
         40.      Pediatric OnCall
         41.      GLO Trotters
         42.      Health Horizons
         43.      Focus on Health
         44.      HouseCalls
         45.      MacNeal Coumadin Clinic
         46.      MacNeal Home Care Wound Care Program
         47.      MacNeal Hospice
         48.      Lifesteps Weight Management Program
         49.      MacNeal Travel Clinic
         50.      MacNeal Sleep Disorder Program
         51.      MacNeal Hospital Patient Management System
         52.      MacNeal Anticoagulation Center
         53.      New Beat
         54.      MacNeal Medical Staff
         55.      MacNeal Volunteer Copy Service
         56.      Suburban Counseling Center
         57.      Pediatric Therapy Services
         58.      Family Medical Dental Center
         59.      Health Matters
         60.      Journey Day Camp

D.       1.       La Palma Intercommunity Hospital

E.       1.       Phoenix Baptist Hospital and Medical Center
         2.       Arizona Network Development
         3.       Life-Core
         4.       Baby Club
         5.       Smart Options
         6.       Healthy Life Style Club for Seniors
         7.       Movin' Forward
         8.       Center for Arthritis & Joint Replacement

                                                                        Annex C
                                                                             to
                                                             SECURITY AGREEMENT


         9.       The Cancer Program
         10.      West Olive Family Medicine Center
         11.      Family Medicine Centers of Arizona
         12.      Dreamy Draw Family Medicine Center
         13.      Pinnacle Peak Family Medicine Center
         14.      North Canyon Ranch Family Medicine Center
         15.      Black Canyon Family Medicine Center
         16.      Union Hills Family Medicine Center
         17.      North Phoenix Family Medicine Center
         18.      The Women's Connection
         19.      People Who Care
         20.      Baptist Medical Center
         21.      Mammoscan
         22.      Care Connection
         23.      Bethany Medical Institute
         24.      PBH
         25.      Sunburst Golf Classic
         26.      The Heart Center at Phoenix Baptist Hospital
         27.      Wellness Connection
         28.      Bethany West Family Medical Center
         29.      2040 W. Bethany Medical Center
         30.      Arrowhead Community Hospital and Medical Center
         31.      Arrowhead Community Hospital Senior Option
         32.      Arrowhead Community Hospital Life Line
         33.      Arrowhead Breast Care Center
         34.      Joy Wellness Connection
         35.      MedVet
         36.      Arrowhead Cancer Center

F.       1.       Trinity MedCare

G.       1.       Pleasant Properties
         2.       Arrowhead Medical Plaza I

H.       1.       Phoenix Memorial Hospital
         2.       Phoenix Memorial Health System
         3.       Jesse Owens Memorial Medical Center
         4.       Palm Valley Medical Campus

I.       1.       TMC Advanced Imaging

                                                                        Annex D
                                                                             To
                                                             SECURITY AGREEMENT


              SCHEDULE OF JURISDICTIONS AND TYPES OF ORGANIZATIONS
              ----------------------------------------------------


                     ENTITY NAME                                JURISDICTION           TYPE OF ORGANIZATION
-------------------------------------------------------------------------------------------------------------
Vanguard Health Systems, Inc.                                   Delaware               Corporation
VHS Acquisition Corporation                                     Delaware               Corporation
VHS of Phoenix, Inc.                                            Delaware               Corporation
VHS Outpatient Clinics, Inc.                                    Delaware               Corporation
VHS of Arrowhead, Inc.                                          Delaware               Corporation
Pleasant Properties, Inc.                                       Arizona                Corporation
VHS of South Phoenix, Inc.                                      Delaware               Corporation
The VHS Arizona Imaging Centers Limited Partnership             Delaware               Limited Partnership
VHS Imaging Centers, Inc.                                       Delaware               Corporation
VHS of Anaheim, Inc.                                            Delaware               Corporation
VHS of Orange County, Inc.                                      Delaware               Corporation
VHS Holding Company, Inc.                                       Delaware               Corporation
VHS of Huntington Beach, Inc.                                   Delaware               Corporation
The Anaheim VHS Limited Partnership                             Delaware               Limited Partnership
The Huntington Beach VHS Limited Partnership                    Delaware               Limited Partnership
VHS of Illinois, Inc.                                           Delaware               Corporation
MacNeal Health Providers, Inc.                                  Illinois               Corporation
MacNeal Management Services, Inc.                               Illinois               Corporation
Midwest Claims Processing, Inc.                                 Illinois               Corporation
Pros Temporary Staffing, Inc.                                   Illinois               Corporation
Watermark Physician Services, Inc.                              Illinois               Corporation
VHS Genesis Labs, Inc.                                          Delaware               Corporation
MacNeal Medical Records, Inc.                                   Delaware               Corporation
Vanguard Health Management, Inc.                                Tennessee              Corporation
Trinity Medcare, Inc.                                           Delaware               Corporation
V-II Acquisition Co., Inc.                                      Pennsylvania           Corporation
Vanguard Health Financial Company, Inc.                         Tennessee              Corporation
Healthcare Compliance, LLC                                      District of Columbia   Limited Liability Corporation
VHS of Rancocas, Inc.                                           New Jersey             Corporation
VHS Acquisition Subsidiary Number 1, Inc.                       Delaware               Corporation
VHS Acquisition Subsidiary Number 2, Inc.                       Delaware               Corporation
VHS Acquisition Subsidiary Number 3, Inc.                       Delaware               Corporation
VHS Acquisition Subsidiary Number 4, Inc.                       Delaware               Corporation
VHS Acquisition Subsidiary Number 5, Inc.                       Delaware               Corporation
VHS Acquisition Subsidiary Number 6, Inc.                       Delaware               Corporation
VHS Acquisition Subsidiary Number 7, Inc.                       Delaware               Corporation
VHS Acquisition Subsidiary Number 8, Inc.                       Delaware               Corporation
VHS Acquisition Subsidiary Number 9, Inc.                       Delaware               Corporation
VHS Acquisition Subsidiary Number 10, Inc.                      Delaware               Corporation

                                                                        Annex E
                                                                             to
                                                             SECURITY AGREEMENT
                                                             ------------------

                               SCHEDULE OF MARKS
                               -----------------


1.   U.S. Service Mark Application, Serial No. 75/359, 181; Filing Date:
     September 18, 1997; Register: Principal; Mark: Vanguard; Mark Type:
     Service Mark; Mark to be used in hospital and health care services in International Class 42.

2. Service Mark "New Arrivals at La Palma Intercommunity Hospital" (with design) registered by UniHealth America with the Secretary of State of the State of California.

3. Trademark "Sunrise over Mountain" registered with the Arizona Secretary of State with an expiration date of 11/14/02.

4. Trademark "A Stronger Body of Healthcare" registered with the Arizona Secretary of State with an expiration date of 03/31/07.

5. Trademark "Sunburst on Partial Cross" registered with the Arizona Secretary of State with an expiration date of 06/18/02.

6. Trademark "Sunburst on Partial Cross" registered with the Florida Department of State with an expiration date of 09/09/02.

7. Trademark Heart (free-form w/"S" thru middle) registered with the Arizona Secretary of State with an expiration date of 01/24/04.

8. Trademark Flying Arrows registered with the Arizona Secretary of State with an expiration date of 07/22/06.

9. Trademark Arrowhead enclosed in Circle registered with the Arizona Secretary of State with an expiration date of 08/14/01.

10. Service Mark "Las Comadres - The Co-Mothers" registered for Phoenix Memorial Hospital with the Arizona Secretary of State, Reg. No. 40232, dated October 14, 1997.

11. Service Mark "Community Connection - Your Healthselect Option" registered for Phoenix Memorial Hospital with the Arizona Secretary of State, Reg. No. 34509, dated October 12, 1994.

12. Service Mark "Young Company-An Intergenerational Child Development Center" registered for Phoenix Memorial Hospital with the Arizona Secretary of State, Reg. No. 26142, dated March 9, 1988.

13. Service Mark "Dream Game" registered for Phoenix Memorial Hospital with the Arizona Secretary of State, Reg. No.25342, dated May 20, 1987.

                                                                        Annex E
                                                                             to
                                                             SECURITY AGREEMENT
                                                             ------------------

14. Service Mark "The Waddell Institute for Longer Life (Will Center)" registered for Phoenix Memorial Hospital with the Arizona Secretary of State, Reg. No. 26170, dated March 22, 1988.

15. Service Mark "Easy Street's First Place" registered for Phoenix Memorial Hospital with the Arizona Secretary of State, Reg. No.1,857,927, dated October 11, 1994.

16. Service Mark "ESE & Design" registered for Phoenix Memorial Hospital with the Arizona Secretary of State, Reg. No.1,612,346, dated September 4, 1990.

17. Service Mark "East Street Environments" registered for Phoenix Memorial Hospital with the Arizona Secretary of State, Reg. No.1,436,706, dated April 14, 1987.

                                                                        Annex F
                                                                             to
                                                             SECURITY AGREEMENT
                                                             ------------------

                              SCHEDULE OF PATENTS
                              -------------------

MacNeal Medical Records, Inc.
-----------------------------

Patent                                 Patent No.                 Issue Date
------                                 ----------                 ----------
Electronic Medical Records System      5,924,074                  July 13, 1999

                                                                        Annex G
                                                                             to
                                                             SECURITY AGREEMENT
                                                             ------------------


                          SCHEDULE OF U.S. COPYRIGHTS
                          ---------------------------


                           Title                             Registration No.          Registration Date
                           -----                             ----------------          -----------------
1.  Common Sense Care of the Sick Child                      TX3800495                 March 7, 1994

2.  Taming the Monster: A Workbook for Child Sexual Abuse
    Victims by Wendy Dutton, Robert Emerick.                 TX2944506                 October 26, 1990

3.  Alternatives to Sexual Misbehavior: A Treatment
    Workbook for the Adult Sexual Offender.                  TX2733661                 January 16, 1990

4.  Resolution of Post Traumatic Stress Disorder: Sexual
    Abuse: A Treatment Workbook for the Adolescent Victim.
                                                             TX2569930                 March 15, 1989

5.  Alternatives to Sexual Misbehavior: A Treatment
    Workbook for the Adult Sexual Offender.                  TX2487029                 January 25, 1989

6.  Alternatives to Sexual Misbehavior: A Treatment
    Workbook for the Adolescent Sexual Offender.             TX2487028                 January 25, 1989


                                                                        ANNEX H
                                                                             to
                                                             SECURITY AGREEMENT
                                                             ------------------


                           GRANT OF SECURITY INTEREST
                          IN UNITED STATES TRADEMARKS
                          ---------------------------


          FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a __________ _________ (the "Grantor") with principal offices at ____________________________, hereby assigns and grants to Bank of America, N.A., as Collateral Agent, with principal offices at 414 Union Street, 7th Floor, Nashville, TN 37239 (the "Grantee"), a security interest in (i) all of the Grantor's right, title and interest in and to the United States trademarks, trademark registrations and trademark applications (the "Marks") set forth on Schedule A attached hereto,
(ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Marks, (iii) the goodwill of the businesses with which the Marks are associated and (iv) all causes of action arising prior to or after the date hereof for infringement of any of the Marks or unfair competition regarding the same.

          THIS GRANT is made to secure the satisfactory performance and payment of all the Obligations of the Grantor, as such term is defined in the Security Agreement among the Grantor, the other assignors from time to time party thereto and the Grantee, dated as of July 30, 2001 (as amended from time to time, the "Security Agreement"). Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Grantee shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Marks acquired under this Grant.

          This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this

                                                                        ANNEX H
                                                                         Page 2

Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                     * * *

                                                                        ANNEX H
                                                                         Page 3

          IN WITNESS WHEREOF, the undersigned have executed this Grant as of the ____ day of ------------, ----.

                                          [NAME OF GRANTOR], Grantor



                                          By___________________________
                                              Name:
                                              Title:



                                          BANK OF AMERICA, N.A.,
                                            as Collateral Agent and Grantee


                                          By___________________________
                                              Name:
                                              Title:

STATE OF ______________)
                       )  ss.:
COUNTY OF _____________)



          On this ____ day of _________, ____, before me personally came ________ ________________ who, being by me duly sworn, did state as follows: that [s]he is ______________ of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said ____________ and that [s]he did so by authority of the [Board of Directors] of said ____________.


                                          --------------------------------
                                                     Notary Public

STATE OF ______________)
                       )  ss.:
COUNTY OF _____________)



          On this ____ day of _________, ____, before me personally came ________ _____________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of Bank of America, N.A., that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

                                          --------------------------------
                                                     Notary Public

                                                                     SCHEDULE A
                                                                     ----------

 MARK                            REG. NO.                             REG. DATE
 ----                            --------                             ---------

                                                                        ANNEX I
                                                                             to
                                                             SECURITY AGREEMENT
                                                             ------------------



                           GRANT OF SECURITY INTEREST
                            IN UNITED STATES PATENTS
                            ------------------------


          FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a __________ _________ (the "Grantor") with principal offices at ____________________________, hereby assigns and grants to Bank of America, N.A., as Collateral Agent, with principal offices at 414 Union Street, 7th Floor, Nashville, TN 37239 (the "Grantee"), a security interest in (i) all of the Grantor's rights, title and interest in and to the United States patents (the "Patents") set forth on Schedule A attached hereto, in each case together with (ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Patents, and (iii) all causes of action arising prior to or after the date hereof for infringement of any of the Patents or unfair competition regarding the same.

          THIS GRANT is made to secure the satisfactory performance and payment of all the Obligations of the Grantor, as such term is defined in the Security Agreement among the Grantor, the other assignors from time to time party thereto and the Grantee, dated as of July 30, 2001 (as amended from time to time, the "Security Agreement"). Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Grantee shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Patents acquired under this Grant.

                                                                        ANNEX I
                                                                         Page 2

          This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                     * * *

                                                                        Annex I
                                                                         Page 3

          IN WITNESS WHEREOF, the undersigned have executed this Grant as of the ____ day of ------------, ----.

                                          [NAME OF GRANTOR], Grantor



                                          By___________________________
                                              Name:
                                              Title:



                                          BANK OF AMERICA, N.A.,
                                            as Collateral Agent and Grantee


                                          By___________________________
                                              Name:
                                              Title:

STATE OF ______________)
                       )  ss:
COUNTY OF______________)



          On this ____ day of _________, ____, before me personally came ________ ________________ who, being by me duly sworn, did state as follows: that [s]he is ______________ of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said ____________ and that [s]he did so by authority of the Board of Directors of said ____________.

                                          -------------------------------
                                                     Notary Public

STATE OF ______________)
                       )  ss:
COUNTY OF______________)


          On this ____ day of _________, ____, before me personally came ________ _____________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of Bank of America, N.A., that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

                                          -------------------------------
                                                     Notary Public

                                                                     SCHEDULE A
                                                                     ----------


          PATENT                   PATENT NO.               ISSUE DATE
          ------                   ----------               ----------

                                                                        Annex J
                                                                             to
                                                             SECURITY AGREEMENT
                                                             ------------------


                           GRANT OF SECURITY INTEREST
                          IN UNITED STATES COPYRIGHTS
                          ---------------------------


          WHEREAS,  [Name of Grantor],  a  _______________  _____________  (the
"Grantor"), having its chief executive office at__________________, ___________________ , is the owner of all right, title and interest in and to the United States copyrights and associated United States copyright registrations and applications for registration set forth in Schedule A attached hereto;

          WHEREAS, BANK OF AMERICA, N.A., as Collateral Agent, having its principal offices at 414 Union Street, 7th Floor, Nashville, TN 37239 (the "Grantee"), desires to acquire a security interest in said copyrights and copyright registrations and applications therefor; and

          WHEREAS, the Grantor is willing to assign to the Grantee, and to grant to the Grantee a security interest in and lien upon the copyrights and copyright registrations and applications therefor described above.

          NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Security Agreement, dated as of July 30, 2001, made by the Grantor, the other assignors from time to time party thereto and the Grantee (as amended from time to time, the "Security Agreement"), the Grantor hereby assigns to the Grantee as collateral security, and grants to the Grantee a security interest in, the copyrights and copyright registrations and applications therefor set forth in Schedule A attached hereto.

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                     * * *

                                                                        Annex J
                                                                         Page 2

          IN WITNESS WHEREOF, the undersigned have executed this Grant as of the ____ day of ___________, ____.

                                          [NAME OF GRANTOR], Grantor



                                          By___________________________
                                              Name:
                                              Title:



                                          BANK OF AMERICA, N.A.,
                                            as Collateral Agent and Grantee


                                          By___________________________
                                              Name:
                                              Title:

STATE OF                   )
                           )  ss:
COUNTY OF                  )


          On this __ day of _________, ____, before me personally came ___________ ______________, who being duly sworn, did depose and say that [s]he is ___________________ of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

                                          -------------------------------
                                                     Notary Public

STATE OF ______________)
                       )  ss.:
COUNTY OF______________)


          On this ____ day of _________, ____, before me personally came ________ __________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of Bank of America, N.A., that [s]he is authorized to execute the foregoing Grant on behalf of said __________ and that [s]he did so by authority of the Board of Directors of said _____________.

                                          -------------------------------
                                                     Notary Public

                                                                        ANNEX J
                                                                             to
                                                             SECURITY AGREEMENT
                                                             ------------------



                                U.S. COPYRIGHTS
                                ---------------


REGISTRATION                      PUBLICATION
   NUMBERS                           DATE                        COPYRIGHT TITLE
-------------                   --------------                   ---------------